Income Taxes	12 Months Ended
Dec. 31, 2023
One Energy Enterprises Inc [Member]
INCOME TAXES
10.	INCOME TAXES
The Company is a U.S.-based company potentially subject to tax in multiple U.S. tax jurisdictions. Significant judgment will be required in determining the Company’s provision (benefit) for income taxes, deferred tax assets or liabilities, and in evaluating the Company’s tax positions on a multi-jurisdictional basis. While the Company believes its tax positions are consistent with the tax laws in the jurisdictions in which it conducts its business, it is possible that these positions may be overturned by jurisdictional tax authorities, which may have a significant impact on the Company’s provision (benefit) for income taxes.
Tax laws are dynamic and subject to change as new laws are passed and new interpretations of the law are issued or applied. In addition, governmental tax authorities are increasingly scrutinizing the tax positions of companies. If U.S. or other tax authorities change applicable tax laws, the Company’s overall taxes could increase, and the business, financial condition, or results of operations may be adversely impacted.
The components of the provision (benefit) for income taxes are as follows for the period presented:

	December 31,
	2023	2022
Tax provision (benefit):
Federal	$(6,670,227)	$(1,794,954)
Valuation allowance	4,122,213	2,682,650

Total income tax (benefit)	$(2,548,014)	$887,696

The
following table reconciles the Company’s effective income tax rate to the U.S. federal statutory income tax rate of 21%:

	December 31,
	2023		2022
	Amount	Effective Rate	Amount	Effective Rate
Loss before income taxes	$(22,728,577)		$(13,385,335)
Expected tax	(4,773,001)	21.00%	(2,810,920)	21.00%
Permanent items	36,832	(0.16)%	2,859	(0.02)%
Partnership differences	(48,447)	0.21%	492,452	(3.68)%
Change in valuation allowances – Federal	4,122,213	(18.14)%	2,640,416	(19.73)%
ITC sale accounting	(1,496,000)	6.58%	—	0.00%
Unrecognized tax benefit	(406,414)	1.79%	—	0.00%
Other	16,804	(0.07)%	562,889	(4.20)%

Total income tax (benefit)	$(2,548,014)	11.21%	$887,696	6.63%

The Company has recorded an income tax benefit of $2,548,014 and income tax expense of $887,696 primarily related to net operating losses for the years ended December 31, 2023, and 2022, respectively. For the year ended December 31, 2023, the Company’s benefit for income taxes differs from the federal statutory rate primarily due to the Company’s being in a partial valuation allowance position and not recognizing a reduced benefit for federal and state income tax purposes.
The Company has decided to monetize its Investment Tax Credits (ITCs) when practicable. For the year ended December 31, 2023, the Company sold its ITCs to an eligible party. The recognition of the sale of the credit and future deprecation of the basis difference in the generation assets resulted in a benefit of $1,748,000 in current tax and $252,000 of deferred tax in the 2023 provision for income taxes.
ITCs are determined using the “flow-through” method. Transferable ITCs are accounted for as a component of the tax provision, with expected proceeds factored into their realizability. See Note 15,
Related Party Transactions
, for additional information on the ITCs.
Included in the balance of unrecognized tax benefits as of December 31, 2023, $406,414, of tax benefits that, if recognized, would affect the effective tax rate.
We would recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. However, the uncertain position is an increase in ITCs. There is no need to accrue or accrete interest since the credits are not refundable and do not affect tax expense until used. Had the uncertain position resulted in a reduction to income tax not credited to the Company in 2020, then the filing jurisdictions would owe the Company interest related to an overstated tax liability. In the immediate instance, the
e
ffect is merely an increase to the carryover credit from 2020 forward.

Deferred income taxes reflect the net tax effect of temporary differences between the amounts recorded for financial reporting purposes and the bases recognized for tax purposes. The major components of deferred tax assets and liabilities are as follows:

	December 31,
	2023	2022
Deferred Tax Assets:
Net operating loss carryforward	$9,343,857	$6,900,283
Intangible assets and property and equipment	(548,550)	15,236
Stock based compensation	758,506	—
Other	11,190	7,098
Interest carryover 163(j)	2,712,855	1,846,120
Investment tax credit	547,507	141,093

Total deferred tax asset	12,825,365	8,909,830

Deferred Tax Liability:
Basis in land	(816,482)	(816,482)
Investment in affiliate	(4,789,770)	(5,544,407)

Total deferred tax liability	(5,606,252)	(6,360,889)

Valuation allowance	(8,231,719)	(4,109,561)

Total net deferred tax assets / (liabilities)	$(1,012,606)	$(1,560,620)

The Company has appropriately considered each of the four sources of taxable income specified in ASC 740-10-30-18 to determine what portion, if any, of its deferred tax assets are more likely than not realizable. The Company has generated cumulative losses in recent years; therefore, the Company has no ability to carryback losses to prior years, and projections regarding future taxable income were deemed too subjective to provide positive evidence. Further, as substantially all of its deferred tax assets have indefinite carryforward lives, tax planning strategies would provide limited positive evidence to support realization. As such, the Company considered the reversal of taxable temporary differences as the primary source of taxable income to realize a portion of its deferred tax assets. Based on the Company’s analysis of the four sources of taxable income exercise, the Company determined that a partial valuation was necessary to measure its deferred tax assets at the amount that was more likely than not realizable.
As of December 31, 2023
,
and 2022, the Company had a federal net operating loss carryforward of $9,343,857 and $6,900,283, respectively. All of the federal and state net operating losses may be subject to change of ownership limitations provided by the Internal Revenue Code and similar state provisions. An annual loss limitation may result in the expiration or reduced utilization of the net operating losses. The Company’s net operating losses do not expire, but they can only be used up to 80% of taxable income per year.
As discussed above, a benefit related to an uncertain tax position has been recorded in the consolidated financial statements.
The financial statements are presented on a consolidated basis, but the tax returns are filed on separate company basis.
One Energy Enterprises
 has Net Operating Losses (“NOLs”) of $10,745,069 at December 31, 2022 and calculated taxable loss of $13,835,457 in 2023 for a total NOL of $24,580,526 at the year ended December 31, 2023. None of those losses expire but their utilization is limited to 80% of taxable income in years when operations result in taxable income.
One Energy Capital Corporation has NOLs of $15,316,471 at December 31, 2022 and a calculated taxable loss of $4,597,562 for 2023 for a total carryover NOL of $19,914,033 at the year ended December 31, 2023. $512,046 of the total NOL value begins
expiring in 2035. The remaining $19,401,987 do not expire
,
but their utilization is limited to 80% of taxable income in years when operations result in taxable income.

The Company has not been audited by the Internal Revenue Service or any state income or franchise tax agency. All tax years remain open to examination by major taxing jurisdictions to which the Company is subject.